                                                                    Exhibit 99.1

Form 3 - Joint Filer Information

Name:                                     K&H Fisch Family Partners, LLC

Address:                                  30 Springdale Rd., Scarsdale NY 10583

Designated Filer:                         Harry Fisch

Issuer & Ticker Symbol:                   Female Health Co. (FHCO)

Date of Event Requiring
            Statement:                    October 31, 2016

Signature: /s/ Harry Fisch
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           Harry Fisch, Manager